Goodwill, Product Rights and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Product Rights and Other Intangible Assets

NOTE 12 — Goodwill, Product Rights and Other Intangible Assets

Goodwill for the Company’s reporting segments consisted of the following (in millions):

	North American Brands	North American Generics and International	Anda Distribution	Total
Balance at December 31, 2012	$474.7	$4,293.2	$86.3	$4,854.2

Additions through acquisitions and adjustments to acquisition accounting	3,894.5	124.8	—	4,019.3
Measurement period adjustments and other	3.3	(38.8)		(35.5)
Impairment losses		(647.5)		(647.5)
Foreign exchange and other adjustments	(0.6)	7.7		7.1

Balance at December 31, 2013	4,371.9	3,739.4	86.3	8,197.6

During the year ended December 31, 2013, the following key items impacted goodwill:

•	The increase in North American Brands segment goodwill in 2013 is primarily due to goodwill of $3,894.5 million recognized in connection with the Warner Chilcott Acquisition;;

•	The increase in North American Generics and International segment goodwill in 2013 is primarily due to the goodwill of $98.4 million recognized in connection with the Warner Chilcott Acquisition and the goodwill recognized in connection with the Uteron Acquisition of $26.4 million;

•	The decrease in the North American Generics and International segment goodwill in 2013, as described below, is primarily due to the impairment of the North American Generics and International segment’s European reporting unit of $647.5 million, representing primarily all the goodwill allocated to this reporting unit.

During the 2013 integration of the Actavis Group with the Watson business, the Company reorganized its organizational structure and management performance reporting, this was further reorganized in January of 2014 and the third quarter of 2014. Previously, the reporting units within our North American Generics and International operating segment were organized as follows: Americas (The United States of America (“U.S.”), Canada, Latin America), Europe (Europe, Russia, Commonwealth of Independent States (“CIS”), and Turkey), and MEAAP (Middle East, Africa, Australia, and Asia Pacific). These reporting units combined the Watson and Actavis Group businesses. The combination of the Watson and the Actavis Group business and net assets in the European reporting unit, combined with other market factors, led to the impairment of the goodwill associated with the Europe reporting unit.

During the second quarter of 2013, concurrent with the availability of discrete financial information for our then new reporting units, the Company completed an extensive review of its operating businesses, including exploring options for addressing overall profitability of seven Western European commercial operations consisting of, among other things, restructuring their operations, refocusing their activities on specific sub-markets, as well as potential divestitures of such businesses to other third parties. The potential impact of these conditions were considered in the Company’s projections when determining the indicated fair value of its reporting units for the impairment tests that were performed during the second quarter of this year. Upon completion of step one of the impairment analysis for each of the Company’s reporting units, it was concluded the fair value of the Actavis Pharma — Europe reporting unit was below its carrying value including goodwill. This was primarily related to the integration of our Arrow Group (acquired on December 2, 2009, in exchange for cash consideration of $1.05 billion, approximately 16.9 million shares of the Company’s Restricted Ordinary Shares and 200,000 shares of the Company’s Mandatorily Redeemable Preferred Stock and certain contingent consideration (the “Arrow Group Acquisition”)) with the Actavis Group in Europe. The fair value of the Company’s reporting units was estimated based on a discounted cash flow model using management’s business plans and projections as the basis for expected future cash flows for approximately five years and residual growth rates ranging from 2% to 4% thereafter. Management believes that the assumptions it used for the impairment tests performed are consistent with those that would be utilized by a market participant in performing similar valuations of its reporting units. A separate discount rate was utilized for each reporting unit that was derived from published sources and, on a weighted average basis, a discount rate of 8% was utilized using the Company’s weighted average cost of capital, which considered the overall inherent risk of the reporting unit and the rate of return a market participant would expect. As a result of completing step two of the Company’s impairment analysis, the Company recorded an impairment of the Actavis Pharma — Europe reporting unit of $647.5 million, representing primarily all the goodwill allocated to this reporting unit, in the year ended December 31, 2013.

During the second quarter of 2013, the Company tested its reporting units, in addition to Actavis Pharma — Europe, for impairment, none of which yielded an impairment in step one of the test. The Company will continue to monitor the carrying value of goodwill, particularly with respect to our Actavis Pharma — MEAAP and Actavis Pharma — Third Party reporting units. As of June 30, 2013, Actavis Pharma — Third Party had $125.0 million of goodwill and Actavis Pharma — MEAAP had $178.0 million of goodwill. As of the annual impairment test, these two reporting units had fair values that exceeded carrying values by at least 23%. However, because some of the inherent assumptions and estimates used in determining fair value of these reporting units are outside the control of management, including interest rates, the cost of capital and tax rates, changes in these underlying assumptions can also adversely impact the business units’ fair value. The amount of any impairment is dependent on all these factors, which cannot be predicted with certainty, and may result in impairment for a portion or all of the goodwill amounts noted previously. Holding all other assumptions constant at the test date, a 100 basis point increase in the discount rate would reduce the fair values that exceeded carrying values from the 23% to as low as 6%. If economic and market conditions deteriorate or do not perform as forecasted in these reporting units, this could increase the likelihood of future non-cash impairment charges related to our goodwill. The Company also reconciled the fair value of its aggregated reporting units to its market capitalization as of June 30, 2013 with a reasonable implied control premium.

During the second quarter of 2012, the Company performed its annual impairment assessment of goodwill, IPR&D and trade name intangibles assets with indefinite-lives. The Company determined there was no impairment associated with goodwill or trade name intangible assets.

Product rights and other intangible assets consisted of the following (in millions):

Cost basis	Balance as of December 31, 2012	Acquisitions	Impairments	Other	CTA	Balance as of December 31, 2013
Intangibles with definite lives:
Product rights and other related intangibles	$5,117.6	$3,150.2	$(98.7)	$231.1	$19.3	$8,419.5
Core technology	92.2	—	—	—	0.9	93.1
Customer relationships	169.0	—	—	(13.6)	1.8	157.2

Total definite-lived intangible assets	$5,378.8	$3,150.2	$(98.7)	$217.5	$22.0	$8,669.8

Intangibles with indefinite lives:
IPR&D	384.6	2,149.7	(4.9)	(204.3)	9.5	2,334.6
Trade Name	76.2	—	—	—	—	76.2

Total indefinite-lived intangible assets	460.8	2,149.7	(4.9)	(204.3)	9.5	2,410.8

Total product rights and related intangibles	$5,839.6	$5,299.9	$(103.6)	$13.2	$31.5	$11,080.6

Accumulated Amortization	Balance as of December 31, 2012	Amortization	Impairments	Other	CTA	Balance as of December 31, 2013
Intangibles with definite lives:
Product rights and other related intangibles	$(2,000.3)	$(823.8)	$42.4	$—	$9.5	$(2,772.2)
Core technology	(27.9)	(7.1)	—	—	—	(35.0)
Customer relationships	(27.1)	(11.8)	—	—	—	(38.9)

Total definite-lived intangible assets	$(2,055.3)	$(842.7)	$42.4	$—	$9.5	$(2,846.1)

Total indefinite-lived intangible assets	—	—	—	—	—	—

Total product rights and related intangibles	$(2,055.3)	$(842.7)	$42.4	$—	$9.5	$(2,846.1)

Net Product Rights and Other Intangibles	$3,784.3					$8,234.5

On October 1, 2013, the Company acquired intangible assets in connection with the Warner Chilcott Acquisition of $4,729.0 million, including $3,021.0 million relating to product rights and other related intangibles. In addition the Company acquired IPR&D of $1,708.0 million. In the fourth quarter of 2013, the Company entered into the Sanofi Amendment, resulting in an addition to intangible assets of $125.0 million.

In January 2013, in connection with the Uteron Acquisition, the Company acquired IPR&D of $250.0 million.

In June 2013, in connection with the acquisition of Medicines360, the Company recorded IPR&D of $191.7 million.

During the year ended December 31, 2013, we recorded an impairment charge associated with Gabapentin of $10.8 million, acquired as part of the Actavis Group Acquisition, a $4.4 million impairment charge associated with the Arrow Group Acquisition, an impairment of a product right intangible asset in connection with the Specifar Acquisition for $13.9 million and charges associated with fair value adjustments relating to our assets held for sale.

In October 2012, the Company acquired intangible assets in connection with the Actavis Group Acquisition of $1,697.6 million relating to CMP, $272.9 relating to IPR&D, $38.9 relating to core technology, $427.8 million relating to trademarks and $103.7 relating to customer relationships. CMP intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life of 10.8 years.

In January 2012, the Company acquired product rights, contractual rights and trade name intangible assets in connection with the Ascent Acquisition of $192.6 million. These intangibles have been included in product rights and other related intangibles and will be amortized over a weighted average useful life.

During the second quarter of 2012, the Company recorded an impairment charge of $101.0 million related to certain IPR&D assets acquired as part of the Specifar Acquisition resulting in the decrease of IPR&D assets at December 31, 2012. The charge was related to three products in development as a result of various factors occurring during the same period mainly related to delays in expected launch dates, competitive factors resulting in realization of lower pricing and incremental costs related to manufacturing efforts. During the fourth quarter of 2012, the Company recorded an impairment charge of $16.8 million related to esomeprazole product rights following the Company decision to discontinue selling the product as a result of products acquired in connection with the Actavis Group acquisition.

The Company re-evaluates the carrying value of identifiable intangible and long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company continually evaluates the appropriateness of useful lives assigned to long-lived assets, including product rights.

Due to changes in market conditions in certain international locations and forecasted performance of certain products not yet launched, the Company performed off-cycle impairment reviews in 2011 and recorded impairment charges of $102.8 million related to certain acquired IPR&D assets during 2011. The impairment charges in 2011 include $75.8 million related to IPR&D intangibles acquired in the Company’s acquisition of the progesterone gel business from Columbia and $27.0 million of IPR&D intangibles acquired in the Arrow Acquisition. These impairment charges result from the Company’s then current estimates of the fair value of these IPR&D assets, based on updated forecasts, compared to their assigned fair values on the acquisition date. The fair value of acquired identifiable intangible assets generally is determined using an income approach, based on a forecast of all expected future net cash flows related to the asset which are adjusted to present value using appropriate discount rates. Forecasts used to determine fair values of IPR&D assets are based on assumptions which include, among other factors, the impact of changes to the development programs, the current competitive environment, the regulatory timeframes impacting future product launch dates and the risk associated with these assets.

Assuming no additions, disposals or adjustments are made to the carrying values and/or useful lives of the intangible assets, annual amortization expense on product rights over the next five years is estimated to be as follows (in millions):

Amount
2014	$1,667.0
2015	$1,243.0
2016	$767.0
2017	$609.0
2018	$496.0

The above amortization expense is an estimate. Actual amounts may change from such estimated amounts due to fluctuations in foreign currency exchange rates, additional intangible asset acquisitions, finalization of preliminary fair value estimate, potential impairments, accelerated amortization or other events.